SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549




                          FORM 8-K

                       CURRENT REPORT


                Pursuant to Section 13 of the
               Securities Exchange Act of 1934





                       Date of Report
      (Date of earliest event reported): June 15, 2001

                PRIME RECEIVABLES CORPORATION
     (Originator of the Prime Credit Card Master Trust)

                     7 W. Seventh Street
                   Cincinnati, Ohio  45202
                       (513) 579-7580


          Delaware             31-1359594             0-21118
  (State of Incorporation)   (IRS I.D. No.)    (Commission File Number)



Item 5. Other Events.

         None.



Item 7.
Financial Statements, Pro Forma Financial Information, and Exhibits.

        The following Exhibits are filed with this Report:

        99.5    Settlement Statement of the Trust
                for the period ended June 2, 2001
                and the related distributions made
                on June 15, 2001.




    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PRIME RECEIVABLES CORPORATION



Date: June 22, 2001          By: /s/  David W. Dawson
                                 David W. Dawson,
                                 Treasurer




                      INDEX TO EXHIBITS


Exhibit                                           Sequentially
Number                   Exhibit                  Numbered Page



99.5        Settlement Statement of the Trust
            for the period ended June 2, 2001
            and the related distributions made
            on June 15, 2001.





                        Exhibit 99.5

      Settlement Statement of the Trust for the Period
             Ending June 2, 2001 and the Related
             Distributions made on June 15, 2001.